U.S. Rare Earth Minerals, Inc. Files Form 8-K, Amends Articles of Incorporation

FOR IMMEDIATE RELEASE

Date:  April 10, 2015

LAS VEGAS, NV – April 10, 2015 – U.S. Rare Earth Minerals, Inc., (OTCQB: USMN)

On March 19, 2015 the Board of Directors, by Shareholder Consent voted to amend the Articles of Incorporation to change the number of authorized common shares from 6,000,000 to 300,000,000 to become effective on April 9, 2015. A Form 14c Information Statement was filed on March 31, 2015 describing this action.

U.S. Rare Earth Minerals, Inc.

U.S. Rare Earth Minerals, Inc. (USMN) is engaged in the sales and distribution of products derived from the Company’s mining activities in Nevada relating to certain natural mineral deposits and other natural rare earth minerals. Products of USMN consist of natural minerals for animal consumption as well as agricultural products sold under the brand name EXCELERITE®. USMN is headquartered in Reno, Nevada and has executive offices in Las Vegas, Nevada. The company maintains a web site at: www.us-rem.com.

This press release contains statements that may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of U.S. Rare Earth Minerals, Inc., and members of management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. The company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

USMN Contact Information
Corporate Management Inquiries: corporate@us-rem.com
Production & Sales: excelerite@us-rem.com
Press & Media: pressinquiry@us-rem.com

U.S. Rare Earth Minerals, Inc. Accepts Resignation of CEO and Director Cullison

FOR IMMEDIATE RELEASE

Date:  April 9, 2015

LAS VEGAS, NV –April 9, 2015 – U.S. Rare Earth Minerals, Inc., (OTCQB: USMN) announced today that the Board of Directors, today, April 9, 2014, accepted the resignation of long time CEO and Chairman Dennis Cullison. Mr. Cullison will remain in Vietnam and continue his efforts in promoting and selling EXCELERITE® in Southeast Asia. Mr. Larry Bonafide will assume the position of Interim Chairman.

“We thank Mr. Cullison for his service to USMN and wish him success in his continued pursuit of EXCELERITE® acceptance in Vietnam, stated Interim Chairman Bonafide. He then said, “The Board of Directors of USMN are all new faces to the Company, each with their unique business talents. While we search for a qualified CEO, we will all work together as a team to properly manage USMN and restore shareholder confidence.

U.S. Rare Earth Minerals, Inc.

U.S. Rare Earth Minerals, Inc. (USMN), is engaged in the sales and distribution of products derived from the Company’s mining activities in Nevada relating to certain natural mineral deposits and other natural rare earth minerals. Products of USMN consist of natural minerals for animal consumption as well as agricultural products sold under the brand name EXCELERITE®. Customers of USMN include some of the world’s most widely recognized companies that have well known consumer brands. USMN is headquartered in Bend, Oregon and has executive offices in Las Vegas, Nevada. The company maintains a web site at: www.us-rem.com.

This press release contains statements that may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of U.S. Rare Earth Minerals, Inc., and members of management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. The company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

USMN Contact Information
Corporate Management Inquiries: corporate@us-rem.com
Production & Sales: excelerite@us-rem.com
Press & Media: pressinquiry@us-rem.com

U.S. Rare Earth Minerals, Inc. Board of Directors Defers Filing Form 15

FOR IMMEDIATE RELEASE

Date:  April 8, 2015

LAS VEGAS, NV – April 8, 2015 – U.S. Rare Earth Minerals, Inc., (OTCQB: USMN)

Is pleased to announce that the Board of Directors has decided to defer filing a Form 15 as previously announced.

Mike Herod, President, stated, “The decision to postpone and possibly reject the Form 15 filing was made when the Board became aware of the company’s current revenue and pending orders.” He further said, “The transparence of a full reporting company is in everyone’s best interest. We know the full reporting cost is high now, mainly because of our currently reported revenues, but this Board has vision of higher revenues to come. It appears that going non-reporting would not be in the best interest of the Company at this time.”

U.S. Rare Earth Minerals, Inc.

U.S. Rare Earth Minerals, Inc. (USMN) is engaged in the sales and distribution of products derived from the Company’s mining activities in Nevada relating to certain natural mineral deposits and other natural rare earth minerals. Products of USMN consist of natural minerals for animal consumption as well as agricultural products sold under the brand name EXCELERITE®. USMN is headquartered in Reno, Nevada and has executive offices in Las Vegas, Nevada. The company maintains a web site at: www.us-rem.com.

This press release contains statements that may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of U.S. Rare Earth Minerals, Inc., and members of management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. The company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

USMN Contact Information
Corporate Management Inquiries: corporate@us-rem.com
Production & Sales: excelerite@us-rem.com
Press & Media: pressinquiry@us-rem.com